UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 23, 2024

PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3200 Kirby Drive, Suite 600	Houston	TX		77098
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock $0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2024, the Board of Directors (the “Board”) of PROS Holdings, Inc. (the “Company”) appointed Jennifer Biry to the Board as an independent director of the Company effective August 26, 2024, to serve as a Class I director with an initial term expiring at the 2026 annual meeting of stockholders.

Ms. Biry will be entitled to the Company's standard compensation for non-employee directors, as described under ‘Director Compensation’ in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission ("SEC") on April 4, 2024. In connection with her appointment, Ms. Biry will also enter into the Company's standard indemnification agreement for directors and officers, as set forth in Exhibit 10.24 to the Company’s Annual Report on Form 10K filed with the SEC on February 15, 2017 and incorporated by reference herein.

There are no family relationships between Ms. Biry and any director, executive officer or person nominated by the Company to become a director or executive officer, there are no arrangements or understandings between Ms. Biry and any other persons pursuant to which Ms. Biry was selected as a director, and there are no transactions between Ms. Biry or any of her immediate family members, on the one hand, and the Company or any of its subsidiaries, on the other, that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On August 26, 2024, the Company issued a press release announcing the appointment of Ms. Biry to the Board. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated August 26, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROS HOLDINGS, INC.

Date: August 26, 2024	/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary